BLACKROCK FUNDS III

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Index 2025 Fund

BlackRock LifePath® ESG Index 2025 Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 7, 2024 to the Summary Prospectuses, Prospectuses and Statements of Additional Information of the Funds, each as supplemented to date

The Board of Trustees of BlackRock Funds III (the “Trust”) approved an Agreement and Plan of Reorganization in May 2024 with respect to each Fund, by and among the parties set forth in the table below, wherein each Fund would be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding mutual fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) as set out in the table below.

Funds	Acquiring Funds
BlackRock LifePath® Dynamic 2025 Fund, a series of the Trust	BlackRock LifePath® Dynamic Retirement Fund, a series of the Trust
BlackRock LifePath® Index 2025 Fund, a series of the Trust	BlackRock LifePath® Index Retirement Fund, a series of the Trust
BlackRock LifePath® ESG Index 2025 Fund, a series of the Trust	BlackRock LifePath® ESG Index Retirement Fund, a series of the Trust

Each Reorganization was completed on October 7, 2024. Following each Reorganization, each Fund will be terminated, dissolved and liquidated as a series of the Trust.

Shareholders should retain this Supplement for future reference.

PR2SAI-LP25-1024SUP